UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2019

Date of reporting period: October 31, 2019

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund II

Westfield Capital Large Cap Growth Fund

Westfield Capital Dividend Growth Fund

Annual Report	October 31, 2019

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary, or, if you are a direct investor, by calling 1-866-454-0738.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-454-0738. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or Westfield Capital Management Funds if you invest directly with the Funds.

Investment Adviser: Westfield Capital Management Company, L.P

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
OCTOBER 31, 2019

The Funds file their complete schedule of investments of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after period end. The Funds’ Forms N-Q and Form N-PORT are available on the Commission’s website at https://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-454-0738; and (ii) on the Commission’s website at https://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE
CAP GROWTH FUND
OCTOBER 31, 2019 (Unaudited)

SHAREHOLDERS’ LETTER

Dear Shareholder:

The trailing 12-month period has broadly been characterized by market extremes. The fourth quarter of 2018 marked the largest quarterly decline in most of the Russell Growth Indices in a decade and dragged the full year market returns into negative territory. However, following these negative sentiment extremes, equity markets climbed higher over 2019 despite skepticism of the advance. The key issues have been constants, namely ongoing trade uncertainty as a driver of slowing global growth and a fixation on the Federal Reserve actions. Meanwhile, a “soft patch” in the second quarter accelerated to reveal an industrial and manufacturing recession. Despite this weakness, the underlying U.S. consumer remains healthy and provided support to the broader economy. Equity markets finished the most recent period with mixed results as investors weighed softening global economic data and ongoing trade tension with accommodative monetary policy. A notable change during the third quarter was a significant factor rotation, as momentum and growth strength reversed and gave way to a rally in value and beaten down cyclicals. It’s too early to say with any certainty that this shift is the beginning of a sustainable change in leadership, but it bears monitoring over the coming months.

The Westfield Capital Large Cap Growth Fund (the “portfolio”) returned 15.84% net (16.69% gross) in the trailing 12-month period ending October 31, 2019, modestly underperforming the Russell 1000® Growth Index (the “index”), which gained 17.10%. Relative weakness in Energy and Consumer Staples outweighed relative strength in Information Technology and Industrials.

Energy was the biggest driver of the portfolio’s relative losses, detracting 124 basis points (“bps”). An overweight allocation, despite only holding two investments in the sector, drove the vast majority of the underperformance. The sector lagged broad indices as short-term demand concerns, exacerbated by trade wars and a weakening global macroeconomic environment, kept investors away. Macroeconomic impacts were notable among exploration & production companies. EOG Resources, Inc. led underperformance for the sector. Despite a strong year-to-date period with consistent earnings-per-share beats and dividend raises, sentiment around exploration & production companies remained decidedly negative which pressured the stock. We continue to believe that EOG is a best-in-class company with advantaged geology and a high-quality management team. Over the trailing 12- month period there was also a marked dispersion between the performance of the sector and its constituents and the price of crude oil, particularly among companies focused on refining & marketing. Marathon Petroleum Corporation, a company in the refining & marketing

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE
CAP GROWTH FUND
OCTOBER 31, 2019 (Unaudited)

sub-industry, was not immune to weakness in the group. Additionally, soft gasoline margins pressured the stock. We maintain conviction in the company as we believe it is one of the best way to play the upcoming IMO 2020 regulations and should benefit from the impact those regulations will have on heavy crude spreads.

Consumer Staples detracted 59 bps from relative performance, driven by stock selection. Despite climbing in the latter part of the period, the broader staples sector meaningfully trailed the index in the first half of 2019, as the strong risk-off sentiment witnessed in the fourth quarter of 2018 reversed along with the equity market. Given this backdrop, the portfolio’s structural underweight to Consumer Staples proved beneficial from an allocation standpoint. Conagra Brands, Inc., in particular, led underperformance. We initially purchased the stock believing that investors were undervaluing the benefit the company would receive from strong accretion in their recent acquisition of Pinnacle Foods. The underperformance was concentrated in the fourth quarter of 2018 as it became clear that the integration was proving more challenging than management expected, execution missteps began to mount, and the shares responded negatively. Despite recovering some of its losses in the first half of 2019, we ultimately exited the position in July as we wanted to allocate client capital to higher conviction ideas with stronger fundamental growth catalysts.

Offsetting some of the aforementioned relative weakness were investments in Information Technology, which contributed 64 bps to relative results. Companies in this group are playing an increasingly important role across many different segments of the economy, some by driving forward the digital transformations of modern businesses while others provide key enabling technologies for future growth areas such as autonomous driving, artificial intelligence, and the internet of things. One such company, and the strongest relative performer in the sector, was Applied Materials, Inc, a semiconductor equipment company. Applied Materials traded higher during 2019 despite the volatility of the memory market. We believe that the company offers an attractive growth story in an otherwise commoditized space as they are a key enabling technology for high growth areas such as artificial intelligence, big data, and the internet of things. Additionally, towards the end of the period, the memory market began to show signs of recovery which should further help the company’s growth prospects. ServiceNow, Inc., a software company that delivers SaaS-based applications to automate and standardize IT businesses, was another source of relative strength in the portfolio. The company is a beneficiary of the digital transformation theme and continues to generate strong free cash flow and growth their top line. Despite some weakness alongside broad software in the third quarter, we continue to have high conviction in the stock, as we believe that they can continue to expand their addressable market with essentially no competitors in their space.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE
CAP GROWTH FUND
OCTOBER 31, 2019 (Unaudited)

Industrials was also a source of relative strength during the period, contributing 56 bps to relative returns. Stock selection drove outperformance while the overall sector lagged the benchmark over the period. This group has been particularly impacted by slowing business activity and recession fears driven by trade worries and slowing global growth. Despite macroeconomic concerns, we believe exciting growth opportunities remain in the group. The sector’s top relative performer was AMETEK, Inc. a manufacturer of advanced instruments for aerospace, power, and industrial markets. The shares have benefitted from consistently strong quarterly results and upbeat forward guidance. AMETEK continues its steady growth trajectory with a high-quality management team, strong free cash flow generation, and robust end market demand. We continue to view this as a quality compounder but are monitoring valuation. Ingersoll-Rand, a HVAC company, was another strong relative performer. We initially purchased the stock on the belief that its valuation was attractive and that it offered a better organic growth opportunity relative to peers. We continue to hold conviction in the name and believe it can continue to post impressive organic growth numbers and grow its global market penetration.

Despite evidence of slowing growth, we believe there are green shoots in the U.S. and global economy that give cause for optimism. Importantly, both the U.S. consumer and our services economy remains strong, with consumer confidence remaining steady at elevated levels, retail sales reaccelerating after softness late last year, and a tight labor market driving up wages. The housing market is also a bright spot for the U.S. economy, supported by falling rates and demographic tailwinds. Housing permits and starts jumped at the end of the quarter and opportunities for refinancing due to lower rates can further strengthen consumer balance sheets, effectively increasing household income by lowering monthly payments. Despite parts of the yield curve remaining inverted, most traditional recession indicators are not showing signs of stress, namely healthy credit and lending markets, and global central banks generally remain accommodative. Early signs indicate that some of these policy actions may be taking hold, such as the turnaround in China’s manufacturing sector. Further improvement would ultimately be supportive for Europe’s economy and global growth more broadly. Taking the economic crosscurrents into consideration, the one thing we expect most is sustained volatility given the uncertainty of the current political environment and, ultimately, we believe this plays to our strengths.

Definition of Comparative Index

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE
CAP GROWTH FUND
OCTOBER 31, 2019 (Unaudited)

Comparison of Change in the Value of a $50,000 Investment in the Westfield Capital Large Cap Growth Fund, Institutional Class Shares, versus the Russell 1000® Growth Index.

	AVERAGE TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2019(1)
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Class Shares	15.84%	17.70%	11.41%	12.56%
Investor Class Shares	15.45%	17.39%	11.13%	12.30%
Russell 1000® Growth Index	17.10%	18.92%	13.43%	14.38%

* Fund commenced operations on July 13, 2011.

(1) If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

(2) The graph is based on only the Institutional Class Shares. Performance for Investor Class Shares would be different due to differences in fee structures.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE
CAP GROWTH FUND
OCTOBER 31, 2019 (Unaudited)

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 3.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND
GROWTH FUND
OCTOBER 31, 2019 (Unaudited)

SHAREHOLDERS’ LETTER

Dear Shareholder:

The trailing 12-month period has broadly been characterized by market extremes. The fourth quarter of 2018 marked the largest quarterly decline in most of the Russell Growth Indices in a decade and dragged the full year market returns into negative territory. However, following these negative sentiment extremes, equity markets climbed higher over 2019 despite skepticism of the advance. The key issues have been constants, namely ongoing trade uncertainty as a driver of slowing global growth and a fixation on the Federal Reserve actions. Meanwhile, a “soft patch” in the second quarter accelerated to reveal an industrial and manufacturing recession. Despite this weakness, the underlying U.S. consumer remains healthy and provided support to the broader economy. Equity markets finished the most recent period with mixed results as investors weighed softening global economic data and ongoing trade tension with accommodative monetary policy. A notable change during the third quarter was a significant factor rotation, as momentum and growth strength reversed and gave way to a rally in value and beaten down cyclicals. It’s too early to say with any certainty that this shift is the beginning of a sustainable change in leadership, but it bears monitoring over the coming months.

The Westfield Capital Dividend Growth Fund (the “portfolio”) returned 16.30% net (17.25% gross) in the trailing 12-month period ending October 31, 2019, performing roughly in-line with the Nasdaq Dividend Achievers Index (the “index”) which returned 17.67% and outperforming the S&P 500 Index, which rose 14.33%. Relative strength in Health Care and Materials offset relative weakness in Financials.

In keeping with the strategy’s objectives, the portfolio continues to be concentrated, typically owning 40 to 45 names, and as of October 31, 2019, had a dividend yield of 2.4%, a 3-year historical dividend growth rate of 10.2%, and a forward EPS growth (2021, weighted average – interquartile) of 9.2%. In a slow growth environment, we believe companies that can responsibly and steadily increase their dividend are likely to grow in importance. Following the Fed’s decision to cut rates and the market’s ongoing expectation for more cuts into 2020, the search for yield continues. Given this backdrop, we believe a dividend growth strategy is well suited to offer investors higher income than government-issued debt, but with added upside participation through exposure to earnings and dividend growth. Importantly, this strategy has largely kept pace with the broader market, both during the quarter and since inception, despite its lower volatility and required income-oriented mandate. This is particularly impressive given that the broad market leadership has been large cap technology names, where many companies do not pay dividends, hence are not owned in this strategy.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND
GROWTH FUND
OCTOBER 31, 2019 (Unaudited)

Health Care was the best-performing sector in the portfolio during the year, contributing 123 basis points (“bps”) to relative gains. CVS Health Corporation, a health care services provider, was the biggest contributor to relative results. We initiated a position in CVS in April 2019, after the stock fell following a mixed fourth quarter print. We believed the sell-off following the print was overdone but created a very attractive entry point for a company with a unique secular growth story. The stock proceeded to climb following its June Investor Day and subsequent August earnings release that saw strong performance across all three business segments and raised guidance. We continue to believe that the combination of assets and scale leaves CVS well-positioned to continue to grow and play a key role in transforming the consumer experience in healthcare delivery. CVS also offers a healthy 2.8% dividend yield and a five year dividend growth rate of 82%. Furthermore, with the Aetna merger behind them, they are expected to return to share repurchases which would boost shareholder yield. STERIS Plc, a manufacturer of surgical and other medical supplies, was another strong relative performer. STERIS consistently climbed higher throughout the year following multiple earnings beats and raised guidance. The company has seen a variety of growth drivers across the business and we believe that organic growth rates are poised to climb as well. We continue to like the growth trajectory and the strong recurring revenue and believe that the stock is poised to continue its climb. Additionally, STERIS has consistently raised their dividend over the last five years with ample free cash flow to continue this trend given their 35% payout ratio.

The Materials sector was also a top source of relative outperformance during the year, contributing 93 bps through favorable stock selection. Chemours Co., a chemical company that was created in a spin-off from DuPont, is a global leader in titanium technologies, fluoroproducts, and chemical solutions. We initially purchased Chemours in December 2018 after weaker than expected fourth quarter results created an attractive entry point to a business that we believed offered meaningful competitive advantages due to its scale, vertically integrated structure, and its expansive reach across a variety of markets and geographies. We exited the position in March on strength. Long-term holding Avery Dennison Corporation, a seller of labeling and packaging materials, was another source of strength during the period. We initially purchased Avery on the belief that they are a high quality earnings compounder with a capital light business model and sustainable competitive advantages that provides attractive pricing power. We continue to believe that Avery’s ability to take price, cut costs, and expand their business internationally can help drive long-term growth. Additionally, Avery has consistently raised their dividend for the last five years with a 4% shareholder yield.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND
GROWTH FUND
OCTOBER 31, 2019 (Unaudited)

Offsetting the aforementioned strength was weakness in Financials, which was the biggest source of relative underperformance during the year, detracting 128 bps from relative performance. CME Group Inc., a company that operates securities and commodity exchanges, was the biggest contributor to relative underperformance in the sector. CME fell over the first few months of 2019 as the stock benefits from market volatility and the start of the year saw stocks climb steadily higher. We exited the position in May when the stock recovered some earlier losses to allocate client capital to opportunities with more attractive risk/reward profiles. Progressive Corporation, an insurance company with services in the personal and commercial auto insurance spaces, was another source of relative weakness during the period. Progressive climbed steadily through the first half of 2019 before falling in the third quarter due to slowing top line growth and an increasingly competitive market making it more difficult to take pricing. We continue to maintain conviction in the name as the company continues to offer better-than-peer growth led by a management team with a history of strong execution. Progressive’s 5-year dividend growth rate is roughly 88% and is supported by a coverage ratio of 1.9x.

Despite evidence of slowing growth, we believe there are green shoots in the U.S. and global economy that give cause for optimism. Importantly, both the U.S. consumer and our services economy remains strong, with consumer confidence remaining steady at elevated levels, retail sales reaccelerating after softness late last year, and a tight labor market driving up wages. The housing market is also a bright spot for the U.S. economy, supported by falling rates and demographic tailwinds. Housing permits and starts jumped at the end of the quarter and opportunities for refinancing due to lower rates can further strengthen consumer balance sheets, effectively increasing household income by lowering monthly payments. Despite parts of the yield curve remaining inverted, most traditional recession indicators are not showing signs of stress, namely healthy credit and lending markets, and global central banks generally remain accommodative. Early signs indicate that some of these policy actions may be taking hold, such as the turnaround in China’s manufacturing sector. Further improvement would ultimately be supportive for Europe’s economy and global growth more broadly. Taking the economic crosscurrents into consideration, the one thing we expect most is sustained volatility given the uncertainty of the current political environment and, ultimately, we believe this plays to our strengths.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND
GROWTH FUND
OCTOBER 31, 2019 (Unaudited)

Definition of Comparative Indices

The S&P 500® Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The S&P High Yield Dividend Aristocrats® Index is an unmanaged index designed to measure the performance of companies within the S&P Composite 1500® that have followed a managed-dividends policy of consistently increasing dividends every year for at least 20 years.

NASDAQ Dividend Achievers Select Total Return Index is comprised of a select group of securities with at least ten consecutive years of increasing annual regular dividend payments.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND
GROWTH FUND
OCTOBER 31, 2019 (Unaudited)

Comparison of Change in the Value of a $50,000 Investment in the Westfield Capital Dividend Growth Fund, Institutional Class Shares, versus the S&P 500 Index®, S&P High Yield Dividend Aristocrats® Index and NASDAQ Dividend Achievers Select Total Return Index

	AVERAGE TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2019(1)
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Class Shares	16.30%	15.52%	9.91%	11.51%
Investor Class Shares	16.08%	15.27%	9.66%	11.38%
S&P 500® Index	14.33%	14.91%	10.78%	12.73%
S&P High Yield Dividend Aristocrats® Index	15.15%	13.02%	10.96%	12.65%
NASDAQ Dividend Achievers Select Total Return Index	17.67%	15.62%	11.00%	12.07%

*Fund commenced operations on July 26, 2013.

(1) If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

(2) The graph is based on only the Institutional Class Shares. Performance for Investor Class Shares would be different due to differences in fee structures.

The performance data quoted for the Fund for periods prior to July 26, 2013 is that of another investment vehicle (the “Predecessor Fund”). The Predecessor Fund commenced operations on April 30, 2010. The Predecessor Fund was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance might have been lower. Performance shown for periods of one year and greater are annualized.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND
GROWTH FUND
OCTOBER 31, 2019 (Unaudited)

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE
CAP GROWTH FUND
OCTOBER 31, 2019

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 99.1%‡

	Shares	Value
COMMUNICATION SERVICES — 16.0%
Alphabet, Cl A *	1,304	$1,641,475
Charter Communications, Cl A *	1,258	588,568
Facebook, Cl A *	6,100	1,169,065
T-Mobile US *	6,450	533,157
Walt Disney	3,050	396,256

		4,328,521

CONSUMER DISCRETIONARY — 8.4%
Amazon.com *	835	1,483,511
Home Depot	3,345	784,670

		2,268,181

CONSUMER STAPLES — 3.4%
Constellation Brands, Cl A	2,650	504,374
Walmart	3,560	417,446

		921,820

ENERGY — 3.0%
EOG Resources	4,460	309,122
Marathon Petroleum	8,085	517,036

		826,158

FINANCIALS — 9.2%
Blackstone Group, Cl A	10,440	554,990
Brookfield Asset Management, Cl A	10,320	570,180
Citigroup	5,460	392,356
S&P Global	2,239	577,640

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE
CAP GROWTH FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
Willis Towers Watson	2,060	$385,014

		2,480,180

HEALTH CARE — 13.7%
Boston Scientific *	16,590	691,803
Bristol-Myers Squibb	8,340	478,466
Medicines *	12,840	673,972
Mettler-Toledo International *	599	422,259
Thermo Fisher Scientific	2,180	658,316
Vertex Pharmaceuticals*	3,990	779,965

		3,704,781

INDUSTRIALS — 11.1%
AMETEK	4,940	452,751
Caterpillar	3,520	485,056
Illinois Tool Works	2,725	459,381
Ingersoll-Rand	4,810	610,341
L3Harris Technologies	2,530	521,964
Union Pacific	2,930	484,798

		3,014,291

INFORMATION TECHNOLOGY — 33.0%
Apple	5,456	1,357,235
Applied Materials	11,240	609,882
Broadcom	1,770	518,345
Cisco Systems	5,210	247,527
Fidelity National Information Services	4,360	574,473
Microsoft	7,560	1,083,877
NVIDIA	2,470	496,519
PayPal Holdings *	5,150	536,115
salesforce.com inc *	5,690	890,428
ServiceNow *	2,975	735,599
Splunk *	2,800	335,888
Visa, Cl A	6,280	1,123,241

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE
CAP GROWTH FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY — continued
Workday, Cl A*	2,570	$416,751

		8,925,880

REAL ESTATE — 1.3%
Alexandria Real Estate Equities†	2,150	341,313

TOTAL COMMON STOCK (Cost $17,949,149)		26,811,125

TOTAL INVESTMENTS— 99.1% (Cost $17,949,149)		$26,811,125

Percentages are based on Net Assets of $27,050,377.
*	Non-income producing security.
†	Real Estate Investment Trust
‡	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

Cl — Class

As of October 31, 2019, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND
GROWTH FUND
OCTOBER 31, 2019

SECTOR WEIGHTINGS (Unaudited)†

†  Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 99.2%

	Shares	Value
COMMUNICATION SERVICES — 2.6%
Verizon Communications	56,210	$3,399,019

CONSUMER DISCRETIONARY — 9.2%
Home Depot	12,020	2,819,651
Starbucks	24,990	2,113,155
Target	28,580	3,055,488
Vail Resorts	9,260	2,151,746
VF	24,960	2,053,958

		12,193,998

CONSUMER STAPLES — 10.5%
Archer-Daniels-Midland	65,180	2,740,167
Coca-Cola	63,790	3,472,090
Mowi ASA ADR	123,805	3,009,229
Walmart	39,700	4,655,222

		13,876,708

ENERGY — 2.7%
PBF Energy, Cl A	112,160	3,620,525

FINANCIALS — 14.3%
Arthur J Gallagher	22,724	2,072,883
Blackstone Group, Cl A	64,730	3,441,047
Fifth Third Bancorp	90,110	2,620,399
First American Financial	34,200	2,112,876
JPMorgan Chase	42,160	5,266,627

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND
GROWTH FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
Progressive	48,880	$3,406,936

		18,920,768

HEALTH CARE — 15.5%
Abbott Laboratories	54,910	4,591,025
CVS Health	46,470	3,085,143
Merck	36,700	3,180,422
Pfizer	82,750	3,175,118
Quest Diagnostics	32,089	3,249,011
STERIS	23,440	3,318,401

		20,599,120

INDUSTRIALS — 10.5%
Caterpillar	19,180	2,643,004
Illinois Tool Works	17,840	3,007,467
Matson	39,520	1,508,874
Rush Enterprises, Cl A	49,422	2,159,247
Timken	47,750	2,339,750
Union Pacific	14,150	2,341,259

		13,999,601

INFORMATION TECHNOLOGY — 23.6%
Apple	20,020	4,980,175
Broadcom	8,850	2,591,723
Fidelity National Information Services	26,890	3,543,026
Jack Henry & Associates	19,932	2,821,574
Microchip Technology	22,480	2,119,639
Microsoft	51,568	7,393,304
QUALCOMM	26,740	2,150,966
Taiwan Semiconductor Manufacturing ADR	39,920	2,061,070
Texas Instruments	30,480	3,596,335

		31,257,812

MATERIALS — 2.9%
Avery Dennison	30,050	3,842,193

REAL ESTATE — 4.2%
Alexandria Real Estate Equities †	21,060	3,343,275

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND
GROWTH FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value
REAL ESTATE — continued
Spirit Realty Capital †	44,020	$2,193,957

		5,537,232

UTILITIES — 3.2%
NextEra Energy	17,780	4,237,685

TOTAL COMMON STOCK (Cost $97,818,770)		131,484,661

TOTAL INVESTMENTS— 99.2% (Cost $97,818,770)		$131,484,661

Percentages are based on Net Assets of $132,524,930.
†	Real Estate Investment Trust

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2019, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2019

STATEMENTS OF ASSETS AND LIABILITIES

	Westfield Capital Large Cap Growth Fund	Westfield Capital Dividend Growth Fund

Assets:

Investments, at Value (Cost $17,949,149 and $97,818,770)	$26,811,125	$131,484,661

Cash	402,605	1,033,698

Receivable for Investment Securities Sold	107,158	–

Prepaid Expenses	14,287	17,429

Dividends Receivable	7,495	143,507

Receivable for Capital Shares Sold	343	–

Total Assets	27,343,013	132,679,295

Liabilities:

Payable for Investment Securities Purchased	252,485	–

Payable due to Adviser	6,964	59,075

Payable due to Administrator	3,871	19,061

Payable due to Trustees	1,112	5,495

Chief Compliance Officer Fees Payable	401	1,981

Payable due to Shareholder Servicing Agent (Investor Class Shares)	–	719

Payable for Capital Shares Redeemed	496	–

Other Accrued Expenses	27,307	68,034

Total Liabilities	292,636	154,365

Net Assets	$27,050,377	$132,524,930

Net Assets Consist of:

Paid-in Capital	$6,074,558	$97,080,483

Total Distributable Earnings	20,975,819	35,444,447

	$27,050,377	$132,524,930

Institutional Class Shares:

Net Assets	$26,831,179	$131,790,848

Outstanding Shares of Beneficial Interest

(unlimited authorization - no par value)	3,813,254	10,684,510

Net Asset Value, Offering and Redemption Price Per Share	$7.04	$12.33

Investor Class Shares:
Net Assets	$219,198	$734,082

Outstanding Shares of Beneficial Interest

(unlimited authorization - no par value)	30,486	59,386

Net Asset Value, Offering and Redemption Price Per Share	$7.19	$12.36

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2019

STATEMENTS OF OPERATIONS
	Westfield Capital Large Cap Growth Fund	Westfield Capital Dividend Growth Fund

Investment Income

Dividends	$510,263	$3,174,500

Interest	9,628	66,142

Less: Foreign Taxes Withheld	(819)	(36,964)

Total Investment Income	519,072	3,203,678

Expenses

Investment Advisory Fees	272,758	902,450

Administration Fees	69,439	200,561

Trustees’ Fees	6,409	19,173

Chief Compliance Officer Fees	3,105	4,718

Shareholder Servicing Fees (Investor Class Shares)	573	1,669

Transfer Agent Fees	66,745	84,722

Registration Fees	32,246	36,158

Custodian Fees	11,895	1,769

Legal Fees	10,897	33,026

Printing Fees	7,317	16,663

Audit Fees	6,268	45,712

Insurance and Other Expenses	6,010	13,554

Total Expenses	493,662	1,360,175

Less:

Waiver of Investment Advisory Fees	(136,324)	(215,278)

Fees Paid Indirectly	(78)	(108)

Net Expenses	357,260	1,144,789

Net Investment Income	161,812	2,058,889

Net Realized Gain on Investments	16,448,417	110,357

Net Change in Unrealized Appreciation (Depreciation) on Investments	(11,127,144)	16,503,036

Net Realized and Unrealized Gain on Investments	5,321,273	16,613,393

Net Increase in Net Assets Resulting from Operations	$5,483,085	$18,672,282

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE
CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2019	Year Ended October 31, 2018

Operations:

Net Investment Income	$161,812	$125,008

Net Realized Gain on Investments	16,448,417	25,111,501

Net Change in Unrealized Depreciation on Investments	(11,127,144)	(17,136,692)

Net Increase in Net Assets Resulting from Operations	5,483,085	8,099,817

Distributions:

Institutional Class Shares	(25,154,580)	(26,906,846)

Investor Class Shares	(97,207)	(58,217)

Total Distributions	(25,251,787)	(26,965,063)

Capital Share Transactions:(1)

Institutional Class Shares

Issued	2,805,658	3,552,163

Reinvestment of Distributions	23,934,737	21,916,782

Redeemed	(41,714,368)	(51,506,467)

Net Decrease in Net Assets from Institutional Class Share Transactions	(14,973,973)	(26,037,522)

Investor Class Shares

Issued	7,500	133,813

Reinvestment of Distributions	97,207	58,176

Redeemed	(53,959)	(89,330)

Net Increase in Net Assets from Investor Class Share Transactions	50,748	102,659

Net Decrease in Net Assets from Share Transactions	(14,923,225)	(25,934,863)

Total Decrease in Net Assets	(34,691,927)	(44,800,109)

Net Assets:

Beginning of Year	61,742,304	106,542,413

End of Year	$27,050,377	$61,742,304

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND
GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2019	Year Ended October 31, 2018

Operations:

Net Investment Income	$2,058,889	$1,562,601

Net Realized Gain on Investments	110,357	8,276,599

Net Change in Unrealized Appreciation (Depreciation) on Investments	16,503,036	(424,192)

Net Increase in Net Assets Resulting from Operations	18,672,282	9,415,008

Distributions:

Institutional Class Shares	(9,693,602)	(13,529,196)

Investor Class Shares	(53,090)	(56,779)

Total Distributions	(9,746,692)	(13,585,975)

Capital Share Transactions:(1)

Institutional Class Shares

Issued	1,518,986	1,700,943

Reinvestment of Distributions	9,585,667	13,287,572

Redeemed	(3,343,654)	(4,863,431)

Net Increase in Net Assets from Institutional Class Share Transactions	7,760,999	10,125,084

Investor Class Shares

Issued	—	128,000

Reinvestment of Distributions	53,090	56,778

Redeemed	(2,568)	(2,938)

Net Increase in Net Assets from Investor Class Share Transactions	50,522	181,840

Net Increase in Net Assets from Share Transactions	7,811,521	10,306,924

Total Increase in Net Assets	16,737,111	6,135,957

Net Assets:

Beginning of Year	115,787,819	109,651,862

End of Year	$132,524,930	$115,787,819

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE
CAP GROWTH FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year

	Institutional Class Shares

	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015

Net Asset Value, Beginning of Year	$11.43	$14.14	$12.74	$13.97	$14.49

Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.03	0.02	0.04	0.03	0.05
Net Realized and Unrealized Gain	0.41	1.00	3.26	0.02	0.61

Total from Operations	0.44	1.02	3.30	0.05	0.66

Dividends and Distributions from:
Net Investment Income	(0.01)	(0.03)	(0.05)	(0.04)	(0.05)
Net Realized Gains	(4.82)	(3.70)	(1.85)	(1.24)	(1.13)

Total Dividends and Distributions	(4.83)	(3.73)	(1.90)	(1.28)	(1.18)

Net Asset Value, End of Year	$7.04	$11.43	$14.14	$12.74	$13.97

Total Return†	15.84%	8.57%	29.65%	0.54%	4.70%

Ratios and Supplemental Data

Net Assets, End of Period (Thousands)	$26,831	$61,508	$106,364	$172,123	$201,547

Ratio of Expenses to Average Net Assets(2)	0.85%	0.85%	0.85%	0.85%	0.86%(3)

Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.17%	1.04%	0.95%	0.90%	0.89%

Ratio of Net Investment Income to Average Net Assets	0.39%	0.16%	0.31%	0.26%	0.33%

Portfolio Turnover Rate	57%	60%	54%	63%	82%

†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.
(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 0.85%, 0.85%, 0.85%, 0.85% and 0.86%, respectively
(3)

The ratio of expenses to average net assets includes income tax expenses that were considered extraordinary fees accrued outside the Adviser’s expense limitation agreement. Had these expenses been excluded, the ratio would have been 0.85%.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE
CAP GROWTH FUND

FINANCIAL HIGHLIGHTS — continued
	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year

	Investor Class Shares

	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015

Net Asset Value, Beginning of Year	$11.57	$14.28	$12.84	$14.07	$14.58

Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.01	(0.01)	0.01	—	0.01
Net Realized and Unrealized Gain	0.43	1.01	3.30	0.02	0.63

Total from Operations	0.44	1.00	3.31	0.02	0.64

Dividends and Distributions from:
Net Investment Income	—	(0.01)	(0.02)	(0.01)	(0.02)
Net Realized Gains	(4.82)	(3.70)	(1.85)	(1.24)	(1.13)

Total Dividends and Distributions	(4.82)	(3.71)	(1.87)	(1.25)	(1.15)

Net Asset Value, End of Year	$7.19	$11.57	$14.28	$12.84	$14.07

Total Return†	15.45%	8.27%	29.42%	0.27%	4.50%

Ratios and Supplemental Data

Net Assets, End of Period (Thousands)	$219	$234	$178	$187	$209

Ratio of Expenses to Average Net Assets(2)	1.10%	1.10%	1.10%	1.10%	1.11%(3)

Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.44%	1.29%	1.20%	1.15%	1.14%

Ratio of Net Investment Income (Loss) to Average Net Assets	0.08%	(0.11%)	0.05%	0.01%	0.08%

Portfolio Turnover Rate	57%	60%	54%	63%	82%

†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.
(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 1.10%, 1.10%, 1.10%, 1.10% and 1.11%, respectively
(3)

The ratio of expenses to average net assets includes income tax expenses that were considered extraordinary fees accrued outside the Adviser’s expense limitation agreement. Had these expenses been excluded, the ratio would have been 1.10%.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND
GROWTH FUND

FINANCIAL HIGHLIGHTS — continued
	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year

	Institutional Class Shares

	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015

Net Asset Value, Beginning of Year	$11.69	$12.21	$10.22	$10.67	$10.88

Income (Loss) from Operations:
Net Investment Income Loss)(1)	0.19	0.16	0.17	0.20	0.14
Net Realized and Unrealized Gain (Loss)	1.44	0.81	2.08	(0.13)	0.20

Total from Operations	1.63	0.97	2.25	0.07	0.34

Dividends and Distributions from:
Net Investment Income	(0.14)	(0.16)	(0.22)	(0.18)	(0.21)
Net Realized Gains	(0.85)	(1.33)	(0.04)	(0.34)	(0.34)

Total Dividends and Distributions	(0.99)	(1.49)	(0.26)	(0.52)	(0.55)

Net Asset Value, End of Year	$12.33	$11.69	$12.21	$10.22	$10.67

Total Return†	16.30%	8.31%	22.39%	0.90%	3.10%

Ratios and Supplemental Data

Net Assets, End of Period (Thousands)	$131,791	$115,153	$109,181	$96,199	$97,940

Ratio of Expenses to Average Net Assets(2)	0.95%	0.95%	0.95%	0.95%	0.95%

Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.13%	1.08%	1.06%	1.05%	1.05%

Ratio of Net Investment Income to Average Net Assets	1.71%	1.31%	1.56%	1.98%	1.29%

Portfolio Turnover Rate	71%	69%	122%	112%	133%

†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.
(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 0.95%, 0.95%, 0.95%, 0.95% and 0.95%, respectively

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND
GROWTH FUND

FINANCIAL HIGHLIGHTS — continued
	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year

	Investor Class Shares

	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015

Net Asset Value, Beginning of Year	$11.71	$12.23	$10.24	$10.70	$10.89

Income (Loss) from Operations:
Net Investment Income Loss)(1)	0.17	0.12	0.14	0.17	0.08
Net Realized and Unrealized Gain (Loss)	1.45	0.82	2.09	(0.13)	0.24

Total from Operations	1.62	0.94	2.23	0.04	0.32

Dividends and Distributions from:
Net Investment Income	(0.12)	(0.13)	(0.20)	(0.16)	(0.17)
Net Realized Gains	(0.85)	(1.33)	(0.04)	(0.34)	(0.34)

Total Dividends and Distributions	(0.97)	(1.46)	(0.24)	(0.50)	(0.51)

Net Asset Value, End of Year	$12.36	$11.71	$12.23	$10.24	$10.70

Total Return†	16.08%	8.06%	22.11%	(0.60%)	2.91%

Ratios and Supplemental Data

Net Assets, End of Period (Thousands)	$734	$635	$471	$347	$246

Ratio of Expenses to Average Net Assets(2)	1.20%	1.20%	1.20%	1.20%	1.20%

Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.38%	1.33%	1.31%	1.30%	1.30%

Ratio of Net Investment Income to Average Net Assets	1.46%	1.03%	1.29%	1.71%	0.75%

Portfolio Turnover Rate	71%	69%	122%	112%	133%

†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.
(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 1.20%, 1.20%, 1.20%, 1.20% and 1.20%, respectively

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2019

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 20 funds. The financial statements herein are those of the Westfield Capital Large Cap Growth Fund (the “Large Cap Growth Fund”) and the Westfield Capital Dividend Growth Fund (the “Dividend Growth Fund”) (each a “Fund” and collectively the “Funds”). The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. Each Fund is classified as a diversified investment company under the Investment Company Act of 1940. The investment objective of the Large Cap Growth Fund is long-term growth of capital by investing primarily (at least 80% of its net assets) in equity securities. The Large Cap Growth Fund focuses on U.S. listed common stocks with large market capitalizations that Westfield Capital Management Company, L.P. (the “Adviser”) believes are quality companies with stock that offers the potential for future price appreciation. The investment objective of the Dividend Growth Fund is long-term growth of capital by investing in equity securities from a variety of economic sectors with a history or prospect of paying stable or increasing dividends.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2019

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2019, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

During the year ended October 31, 2019, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is the Funds’ intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their income to their shareholders.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2019

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2019, the Funds did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Certain expenses are apportioned among the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and make distributions of their net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2019

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for which the Administrator is paid an asset based fee which will vary depending on the number of share class and average daily net assets of the Fund. For the year ended October 31, 2019, the Large Cap Growth Fund and Dividend Growth Fund paid $69,439 and $200,561, respectively, for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

The Funds have entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Funds may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to Investor Class Shares, subject to the arrangement for provision of shareholder and administrative services. For the year ended October 31, 2019, the Large Cap Growth Fund and Dividend Growth Fund incurred shareholder servicing fees of $573 and $1,669, respectively. These fees represent 0.25% and 0.25% of the Average Net Assets of the Large Cap Growth Fund Investor Class Shares and Dividend Growth Fund Investor Class Shares, respectively.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. During the year ended October 31, 2019, the Large Cap Growth Fund and Dividend Growth Fund earned cash management credits of $78 and $108, respectively, which were used to offset transfer agent expenses. These amounts are labeled as “Fees Paid Indirectly” on the Statements of Operations.

Brown Brothers Harriman & Co. acts as the custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Large Cap Growth Fund at a fee calculated at an annual rate of 0.65% and to the Dividend Growth Fund at a fee calculated at an annual rate of 0.75% of the respective Fund’s average daily net assets.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2019

The Adviser has contractually agreed to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and Shareholder Servicing Fees (collectively “excluded expenses”)) for the Large Cap Growth Fund’s Institutional Class Shares and Investor Class Shares from exceeding 0.85% of the average daily net assets of each class until February 28, 2020. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Adviser may retain the difference between the Large Cap Growth Fund’s Total Annual Fund Operating Expenses (less excluded expenses) and 0.85% for Institutional Class Shares and Investor Class Shares to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2020. As of October 31, 2019, fees for the Large Cap Growth Fund which were previously waived by the Adviser which may be subject to possible future reimbursement to the Adviser, up to the expense cap in place at the time expenses were waived, were $112,390, $142,959 and $136,324, expiring in 2020, 2021 and 2022, respectively.

The Adviser has contractually agreed to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and Shareholder Servicing Fees (collectively “excluded expenses”)) for the Dividend Growth Fund’s Institutional Class Shares and Investor Class Shares from exceeding 0.95% of the average daily net assets of each class until February 28, 2020. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Adviser may retain the difference between the Dividend Growth Fund’s Total Annual Fund Operating Expenses (less excluded expenses) and 0.95% for Institutional Class Shares and Investor Class Shares to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2020. As of October 31, 2019, fees for the Dividend Growth Fund which were previously waived by the Adviser which may be subject to possible future reimbursement to the Adviser, up to the expense cap in place at the time the expenses were waived, were $115,793, $157,897 and $215,278 expiring in 2020, 2021 and 2022, respectively.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2019

6. Share Transactions:

Westfield Capital Large Cap Growth Fund	Year Ended October 31, 2019	Year Ended October 31, 2018
Share Transactions:
Institutional Class
Issued	437,047	304,367
Reinvested	4,351,583	2,012,595
Redeemed	(6,356,074)	(4,456,286)

Net Decrease in Institutional Class Shares	(1,567,444)	(2,139,324)

Investor Class
Issued	1,102	10,258
Reinvested	17,297	5,279
Redeemed	(8,132)	(7,782)

Net Increase in Investor Class Shares	10,267	7,755

Westfield Capital Dividend Growth Fund	Year Ended October 31, 2019	Year Ended October 31, 2018

Share Transactions:
Institutional Class
Issued	147,629	141,716
Reinvested	977,559	1,159,703
Redeemed	(288,802)	(396,597)

Net Increase in Institutional Class Shares	836,386	904,822

Investor Class
Issued	—	11,067
Reinvested	5,406	4,946
Redeemed	(260)	(243)

Net Increase in Investor Class Shares	5,146	15,770

7. Investment Transactions:

For the year ended October 31, 2019, the purchases and sales of investment securities other than long-term U.S. Government and short-term securities were:

	Purchases	Sales and Maturities
Large Cap Growth Fund	$23,927,713	$63,817,554
Dividend Growth Fund	85,008,372	83,632,479

There were no purchases or sales of long-term U.S. Government securities for the year ended October 31, 2019.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2019

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise. The permanent difference is primarily related to REITs, partnership, and deemed capital gain distribution. Permanent book and tax differences resulted in the following reclassifications:

	Distributable Earnings (Loss)	Paid-in Capital
Large Cap Growth Fund	$(4,198,338)	$4,198,338
Dividend Growth Fund	129	(129)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared for during the years ended October 31, 2019 and October 31, 2018 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Large Cap Growth Fund
2019	$2,309,942	$22,941,845	$25,251,787
2018	5,191,928	21,773,135	26,965,063
Dividend Growth Fund
2019	$3,045,421	$6,701,271	$9,746,692
2018	4,716,178	8,869,797	13,585,975

As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Large Cap Growth Fund	Dividend Growth Fund
Undistributed Ordinary Income	$106,040	$1,909,238
Undistributed Long-Term Capital Gain	12,050,065	–
Post-October Losses	–	–
Capital Loss Carryforwards	–	(130,681)
Net Unrealized Appreciation	8,819,714	33,665,890

Total Distributable Earnings	$20,975,819	$35,444,447

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2019

For Federal income tax purposes, the cost of securities owned at October 31, 2019, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to and deferred wash sale losses, which is temporary adjustment for Federal income tax purposes in the current period. At October 31, 2019, the Dividend Growth Fund had short term capital loss carryforwards of $130,681.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at October 31, 2019 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Large Cap Growth Fund	$17,991,411	$9,122,887	$(303,173)	$8,819,714
Dividend Growth Fund	97,818,770	34,252,088	(586,198)	33,665,890

9. Risks:

Dividend Paying Stocks Risk – The Dividend Growth Funds emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

Emerging Market Securities Risk – Investments in emerging market securities are considered speculative and are subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging market securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Equity Risk – Since they purchase equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund’s.

Foreign Company Risk – Investing in foreign companies, including direct investments and through American Depositary Receipts (“ADRs”), which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies generally are denominated in a foreign

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OCTOBER 31, 2019

currency. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Growth Style Risk – The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Large Cap Growth Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

MLP Risk – MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in a MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

Portfolio Turnover Risk – The Dividend Growth Fund is subject to portfolio turnover risk because it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2019

Preferred Stock Risk – Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

10.Other:

At October 31, 2019, the percentages held by a limited number of shareholders for each Fund (shareholder segments comprised of omnibus and accounts that were held on behalf of individual shareholders and in the Dividend Growth Fund, Institutional Class Shares, one record related party shareholder), each owning 10% or greater of the aggregate shares outstanding, was as follows:

	No. of Shareholders	% Ownership
Large Cap Growth Fund, Institutional Class Shares	5	89%
Large Cap Growth Fund, Investor Class Shares	1	98%
Dividend Growth Fund, Institutional Class Shares	2	49%
Dividend Growth Fund, Investor Class Shares	1	94%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

11.Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

12.New Accounting Pronouncement:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management elected to early adopt the removal of certain disclosures and delay the adoption of additional disclosure until the effective date.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2019

13.Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, the Funds have disclosed such events and transactions below. No additional disclosures and/or adjustments were required to the financial statements for the Westfield Capital Dividend Growth Fund.

On November 1, 2019, Westfield Capital Large Cap Growth Fund declared a distribution payable of $5.4406 per share of ordinary income to shareholders of record on October 31, 2019, and payable on November 4, 2019.

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THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund II and Shareholders of Westfield Capital Large Cap Growth Fund and Westfield Capital Dividend Growth Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Westfield Capital Large Cap Growth Fund and Westfield Capital Dividend Growth Fund (two of the Funds constituting The Advisors’ Inner Circle Fund II, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers;

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 27, 2019

We have served as the auditor of one or more investment companies in Westfield Capital Management Company, L.P. since 2011.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2019

DISCLOSURE OF FUND EXPENSES(Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2019 to October 31, 2019).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2019

DISCLOSURE OF FUND EXPENSES(Unaudited)

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/19	Ending Account Value 10/31/19	Annualized Expense Ratios	Expenses Paid During Period*
Westfield Capital Large Cap Growth Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,024.70	0.85%	$4.33
Investor Class	1,000.00	1,022.80	1.10	5.59
Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.86	0.85%	$4.32
Investor Class	1,000.00	1,019.61	1.10	5.58
Westfield Capital Dividend Growth Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,063.80	0.95%	$4.93
Investor Class	1,000.00	1,062.80	1.20	6.22
Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.36	0.95%	$4.82
Investor Class	1,000.00	1,019.10	1.20	6.09

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown).

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Klauder are Trustees who may

Name and Year of Birth	Position(s) with Trust and length of Time Served[1]	Principal Occupation(s) During the Past Five Years
INTERESTED TRUSTEES [3], [4]

Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.

N. Jeffery Klauder (Born: 1952)	Trustee (Since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 20 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-454-0738. The following chart lists Trustees and Officers as of October 31, 2019.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, Frost Family of Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company; SEI Investments Management Corporation; SEI Trust Company; SEI Investments (South Africa), Limited; SEI Investments (Canada) Company; SEI Global Fund Services Ltd.; SEI Investments Global Limited; SEI Global Master Fund; SEI Global Investments Fund; and SEI Global Assets Fund.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years
INDEPENDENT TRUSTEES[3]

Joseph T. Grause, Jr. (Born: 1952)	Trustee (Since 2011) Lead Independent Trustee (Since 2018)

Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

Mitchell A. Johnson (Born: 1942)	Trustee (Since 2005)	Retired. Private investor since 1994.

Betty L. Krikorian (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.

Robert Mulhall (Born: 1958)	Trustee (Since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.

Bruce Speca (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

George J. Sullivan, Jr. (Born: 1942)	Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 20 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of The Korea Fund, Inc.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds and Frost Family of Funds.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016. Trustee/Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During the Past Five Years
OFFICERS

Michael Beattie (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.

James Bernstein (Born: 1962)	Vice President and Assistant Secretary (Since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.

Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Other Directorships Held in the Past Five Years

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During the Past Five Years
OFFICERS (continued)
Russell Emery (Born: 1962)	Chief Compliance Officer (Since 2006)

Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (Since 2018)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Robert Morrow (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Other Directorships Held in the Past Five Years

None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

RENEWAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT(Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 21, 2019 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2019

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have an October 31, 2019 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2019 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2019, the Funds are designating the following items with regard to distributions paid during the year.

	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)	Qualified Business Income(6)
Large Cap Growth Fund	7.84%	92.16%	100.00%	30.07%	31.82%	0.00%	0.00%	100.00%	0.00%
Dividend Growth Fund	31.25%	68.75%	100.00%	71.75%	81.34%	0.00%	0.00%	100.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage of this column represents that amount of ordinary dividend income that qualifed for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2019. Complete information will be computed and reported with your 2019 Form 1099-DIV.

Westfield Capital Funds

P.O. Box 219009

Kansas City, MO 64121-9009

866-454-0738

Adviser:

Westfield Capital Management Company, L.P.

One Financial Center

Boston, MA 02111

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

WCM-AR-001-0900

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George Sullivan and Robert Mulhall, and each whom is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund II (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$123,000	None	None	$123,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(2)	None	None	$105,000	None	None	$120,000
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$20,118	None	None	$54,150	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $105,000 and $120,000 for 2019 and 2018, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2019 and 2018, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2020

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: January 8, 2020

*	Print the name and title of each signing officer under his or her signature.